UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04847
ECLIPSE FUNDS
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 624-6782
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Table of Contents

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	12

Financial Statements	23

Notes to Financial Statements	31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	39

Proxy Voting Policies and Procedures and Proxy Voting Record	43

Shareholder Reports and Quarterly Portfolio Disclosure	43

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	4.63%	6.33%	2.34%	5.56%	1.45%
		Excluding sales charges	10.72	12.51	3.51	6.16	1.45

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	4.74	6.54	2.45	5.61	1.26
		Excluding sales charges	10.83	12.74	3.61	6.21	1.26

Class B Shares[4]	Maximum 5% CDSC	With sales charges	5.34	6.70	2.36	5.38	2.20
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	10.34	11.70	2.72	5.38	2.20

Class C Shares[5]	Maximum 1% CDSC	With sales charges	9.34	10.70	2.72	5.38	2.20
	if Redeemed Within One Year of Purchase	Excluding sales charges	10.34	11.70	2.72	5.38	2.20

Class I Shares	No Sales Charge		10.95	12.99	3.96	6.57	1.01

Class R1 Shares[4]	No Sales Charge		10.91	12.90	3.85	6.46	1.11

Class R2 Shares[4]	No Sales Charge		10.78	12.62	3.59	6.19	1.36

Class R3 Shares[6]	No Sales Charge		10.65	12.31	3.33	5.93	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, includes the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares might have been lower.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell Midcap® Value Index[7]	18.95%	19.84%	4.34%	8.91%

Balanced Composite Index[8]	10.91	14.17	5.56	7.92

Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[9]	–0.41	4.96	5.85	5.29

Average Lipper Mixed-Asset Target Allocation Growth Fund[10]	11.59	14.93	3.64	4.18

2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

7.	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
8.	The Balanced Composite Index is comprised of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,107.20	$7.31	$1,017.90	$7.00

Class A Shares	$1,000.00	$1,108.30	$6.33	$1,018.80	$6.06

Class B Shares	$1,000.00	$1,103.40	$11.21	$1,014.10	$10.74

Class C Shares	$1,000.00	$1,103.40	$11.21	$1,014.10	$10.74

Class I Shares	$1,000.00	$1,109.50	$5.02	$1,020.00	$4.81

Class R1 Shares	$1,000.00	$1,109.10	$5.54	$1,019.50	$5.31

Class R2 Shares	$1,000.00	$1,107.80	$6.85	$1,018.30	$6.56

Class R3 Shares	$1,000.00	$1,106.50	$8.15	$1,017.10	$7.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.21% for Class A, 2.15% for Class B and Class C, 0.96% for Class I, 1.06% for Class R1, 1.31% for Class R2 and 1.56% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Common Stocks	60.7
U.S. Government & Federal Agencies	19.90
Corporate Bonds	12.90
Short-Term Investments	4.60
Yankee Bonds	3.50
Mortgage-Backed Securities	1.50
Exchange Traded Funds	0.30
Asset-Backed Security	0.20
Convertible Bond	0.00
Futures Contracts Short	0.00
Other Assets, Less Liabilities	(3.60)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.50%–3.625%, due 11/30/12–2/15/21
2.	Federal Home Loan Mortgage Corporation, 3.50%–3.875%, due 6/29/11–5/29/13
3.	Wells Fargo & Co.
4.	Federal National Mortgage Association, 3.625%–4.875%, due 8/15/11–5/18/12
5.	Anheuser-Busch InBev Worldwide, Inc., 4.125%–4.375%, due 1/15/15–2/15/21
6.	Dow Chemical Co. (The)
7.	Morgan Stanley
8.	Bank of America Corp.
9.	Verizon Communications, Inc.
10.	Goldman Sachs Group, Inc. (The)

8    MainStay Balanced Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers and Jae S. Yoon, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager, and Harvey J. Fram of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Balanced Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Balanced Fund returned 10.72% for Investor Class shares, 10.83% for Class A shares and 10.34% for both Class B and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 10.95%, Class R1 shares returned 10.91%, Class R2 shares returned 10.78% and Class R3 shares returned 10.65%. All share classes underperformed the 11.59% return of the average Lipper2 mixed-asset target allocation growth fund and the 18.95% return of the Russell Midcap® Value Index3 for the six months ended April 30, 2011. The Russell Midcap® Value Index is the Fund’s broad-based securities-market index. All share classes outperformed the –0.41% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index4 is an additional benchmark of the Fund. See page 5 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Madison Square Investors continued to manage the equity portion of the Fund, but effective January 1, 2011, Harvey Fram replaced Tony Elavia as portfolio manager for the equity portion of the Fund. New York Life Investments continued to serve as the Fund’s Manager overseeing the Fund’s investment portfolio, but effective January 1, 2011, Jae Yoon became an additional portfolio manager. Thomas Girard continued to serve as a portfolio manager of the fixed-income portion of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. Since the Fund has a sizable allocation to bonds, which significantly underperformed the Russell Midcap® Value Index, the Fund by its very composition trailed the benchmark index by a substantial margin.

The equity portion of the Fund outperformed the Russell Midcap® Value Index from January 1, 2011, through April 30, 2011, primarily because of effective stock selection.

The fixed-income portion of the Fund outperformed the –0.41% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the six months ended April 30, 2011. Overweight positions in investment-grade corporate bonds and commercial mortgage-backed securities were the strongest contributors to performance in this portion of the Fund, as prices of riskier assets rallied during the reporting period. Commercial mortgage-backed securities were the best-performing sector of the fixed-income market during the reporting period. Investment-grade corporate bonds also performed well, with financials being one of the best-performing industries within the sector. The fixed-income portion of the Fund was overweight across the financials segment, with holdings in the corporate bonds of banks, insurance companies and real estate investment trusts (REITs).

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The equity portion of the Fund did not utilize derivative investments during the reporting period. In the fixed-income portion of the Fund, interest-rate derivatives were used to manage duration.5 The use of such derivative investments had a positive impact on the Fund’s performance.

During the reporting period, which equity sectors were the strongest contributors to the Fund’s relative performance and which equity sectors were particularly weak?

The information technology, health care and industrials sectors were the leading positive contributors to the relative performance of the equity portion of the Fund. In each case, strong stock selection contributed positively. In health care, health maintenance organization (HMO) stocks performed well as the market gained more clarity following last year’s health care legislation.

The energy, utilities and consumer discretionary sectors all detracted from relative performance in the equity portion of the Fund. Despite an overweight position in energy and rising oil prices, the Fund’s energy holdings underperformed because of our conservative stock selection. Rising oil and gas prices hurt consumer spending, which affected the performance of many consumer discretionary stocks.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

In the equity portion of the Fund, the strongest individual contributors to absolute performance were HMO Humana, tobacco company Lorillard and credit card company Discover Financial Services. Humana’s shares rose on reports of strong earnings and positive guidance since the 2010 health care overhaul. Lorillard benefited from market share gains. Shares of Discover Financial Services rose on strong earnings and positive

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Russell Midcap® Value Index.
4.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    9

market reaction to its payment processing venture with some wireless providers.

The stocks that detracted the most from the Fund’s absolute performance included hospital operator Community Health Systems, Internet services company AOL and telecommunications equipment company Tellabs. Community Health Systems has been involved in a hostile takeover bid for Tenet Healthcare, during which Tenet Healthcare made certain damaging accusations that we believed affected Community Health Systems’ share price. AOL has been struggling to adapt its business model to today’s marketplace. Tellabs suffered, in our opinion, from its dependence on one or two major customers.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund increased its holdings in oil exploration and production company Noble Energy and in super-regional bank KeyCorp. Noble Energy has had recent success in discovering large natural-gas fields in the Mediterranean Sea. KeyCorp is one of the few banks in the United States that scored well according to our valuation measures.

Among the stocks the equity portion of the Fund sold during the reporting period were coal producer Peabody Energy and household battery maker Energizer. We felt that Peabody had become expensive relative to other coal producers. Energizer had extremely negative scores on our market sentiment factors.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund increased its weightings in the utilities and information technology sectors. Over the same period, the Fund became more underweight in the energy and industrials sectors.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2011, the equity portion of the Fund was moderately overweight relative to the Russell Midcap® Value Index in information technology and health care. As of the same date, the equity portion of the Fund was underweight relative to the benchmark in utilities and industrials.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

As previously noted, overweight positions in investment-grade corporate bonds and commercial mortgage-backed securities made the strongest contributions to relative performance in the fixed-income portion of the Fund. Within the corporate bond market, the best-performing sectors included financials, where the Fund held an overweight position that included securities of banks, insurance companies and REITs.

What was the Fund’s duration strategy during the reporting period?

The duration of the fixed-income portion of the Fund varied during the reporting period. For much of the fourth quarter of 2010, the Fund maintained a relatively neutral duration compared to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. During November, however, the fixed-income portion of the Fund had a modestly longer duration than the Index, which detracted from performance. During the first quarter of 2011, the Fund maintained a modestly shorter duration than the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

We emphasized riskier assets during the reporting period, which had a beneficial impact on the performance of the fixed-income portion of the Fund. These riskier assets generally performed well, as the economy regained some of its traction during the reporting period. Consumer spending, business investment and manufacturing output all displayed signs of expansion, even as the unemployment rate remained stubbornly high. Favorable economic indicators propelled valuations of riskier assets higher.

Most segments of the capital markets, including residential mortgage-backed securities, reacted favorably to a much anticipated white paper from the U.S. Treasury Department on “Reforming America’s Housing Finance Market.” The plan put forth several proposals for the government’s long-term role in housing finance and stressed that the process would take time to implement. Additionally, the paper stated, “Proceeding with a prudent transition plan and providing the necessary financial support to Fannie Mae and Freddie Mac during that period is essential to protecting the health of the economic recovery and is in the best interest of the taxpayers.” These developments contributed to our decision to add mortgage-backed securities to the Fund during April.

During the reporting period, which fixed-income market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Commercial mortgage-backed securities and corporate bonds were among the best-performing segments of the fixed-income market during the reporting period. Overweight positions in these sectors in the fixed-income portion of the Fund helped performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

U.S. Treasury securities were particularly weak during the reporting period. In the fixed-income portion of the Fund, an underweight position in U.S. Treasury securities contributed positively to results relative to the Fund’s fixed-income benchmark.

10    MainStay Balanced Fund

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

Asset allocation favored riskier assets during the reporting period. The Fund maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Allocations to corporate bonds (measured at month-end) peaked during January 2011. As uncertainty increased in the global markets, we decreased our allocation to corporate bonds during February and March. We modestly and gradually increased exposure to these sectors during April and May. Our overweight positions in commercial mortgage-backed securities and asset-backed securities were relatively stable throughout the reporting period. The Fund was overweight in mortgage-backed securities during November and December of 2010. During the first quarter of 2011, the Fund did not have an allocation to mortgage-backed securities. We increased the Funds exposure to this sector to approximately 2% of the Fund’s net assets during April and May 2011.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2011, the fixed-income portion of the Fund was underweight in U.S. Treasury securities and other government securities. As of the same date, the fixed-income portion of the Fund was overweight relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in investment-grade corporate bonds, commercial mortgage-backed securities and residential mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 38.0%† Asset-Backed Security 0.2%

Automobile 0.2%
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	$1,213,730	$1,224,015

Total Asset-Backed Security (Cost $1,213,709)		1,224,015

Convertible Bond 0.0%‡

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (a)(b)(c)(d)	177,810	18

Total Convertible Bond (Cost $13,325)		18

Corporate Bonds 12.9%

Aerospace & Defense 0.4%
L-3 Communications Corp. 5.20%, due 10/15/19	900,000	951,162
Lockheed Martin Corp. 4.25%, due 11/15/19	1,200,000	1,223,456
Northrop Grumman Corp. 5.05%, due 8/1/19	480,000	514,364

		2,688,982

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.479%, due 3/1/21	750,000	772,800

Banks 2.5%
American Express Bank FSB 6.00%, due 9/13/17	2,000,000	2,262,868
X Bank of America Corp. 5.65%, due 5/1/18	1,850,000	1,970,341
BB&T Corp. 3.20%, due 3/15/16	900,000	907,358
Citigroup, Inc. 6.00%, due 8/15/17	1,300,000	1,433,275
X Goldman Sachs Group, Inc. (The)
3.625%, due 2/7/16	700,000	705,171
5.375%, due 3/15/20	800,000	831,956
6.00%, due 6/15/20	400,000	432,871
JPMorgan Chase & Co. 5.25%, due 5/1/15	1,000,000	1,084,438
KeyBank N.A. 5.80%, due 7/1/14	275,000	302,312
KeyCorp 6.50%, due 5/14/13	1,150,000	1,257,663
X Morgan Stanley
5.50%, due 1/26/20	850,000	870,056
5.625%, due 9/23/19	1,200,000	1,247,275
X Wells Fargo & Co. 3.75%, due 10/1/14	2,700,000	2,858,509

		16,164,093

Beverages 0.5%
X Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 1/15/15	2,700,000	2,889,475
4.375%, due 2/15/21	700,000	713,064

		3,602,539

Building Materials 0.2%
CRH America, Inc. 4.125%, due 1/15/16	250,000	255,173
Masco Corp. 4.80%, due 6/15/15	1,200,000	1,200,655

		1,455,828

Chemicals 0.4%
X Dow Chemical Co. (The)
4.25%, due 11/15/20	300,000	293,779
5.70%, due 5/15/18	1,525,000	1,677,918
Eastman Chemical Co. 3.00%, due 12/15/15	400,000	401,708

		2,373,405

Diversified Financial Services 0.5%
General Electric Capital Corp. 6.00%, due 8/7/19	2,675,000	2,978,570

Electric 1.1%
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,250,000	1,433,619
Duke Energy Corp. 3.35%, due 4/1/15	1,400,000	1,442,180
Duke Energy Ohio, Inc. 5.45%, due 4/1/19	750,000	832,360
Florida Power Corp. 4.55%, due 4/1/20	850,000	888,155
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,100,000	1,121,421
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,182,167
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	497,214

		7,397,116

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investments. May be subject to change daily.

12 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Electronics 0.1%
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	$800,000	$820,335

Finance—Consumer Loans 0.2%
HSBC Finance Corp. 6.375%, due 11/27/12	1,000,000	1,076,608

Finance—Credit Card 0.1%
Capital One Bank USA N.A. 8.80%, due 7/15/19	500,000	640,345

Finance—Investment Banker/Broker 0.3%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	2,000,000	2,194,920

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	400,000	447,475

Food 0.2%
Kraft Foods, Inc. 4.125%, due 2/9/16	1,425,000	1,496,911

Health Care—Services 0.2%
Roche Holdings, Inc. 5.00%, due 3/1/14 (e)	955,000	1,046,650

Insurance 1.0%
ACE INA Holdings, Inc. 2.60%, due 11/23/15	625,000	617,467
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	450,000	468,050
Lincoln National Corp. 6.25%, due 2/15/20	1,600,000	1,796,925
MetLife Global Funding I 5.125%, due 6/10/14 (e)	1,500,000	1,640,208
Metropolitan Life Global Funding I 3.125%, due 1/11/16 (e)	1,250,000	1,253,146
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	576,195

		6,351,991

Lodging 0.5%
Marriott International, Inc. 5.625%, due 2/15/13	450,000	481,947
6.20%, due 6/15/16	900,000	1,014,374
Wyndham Worldwide Corp. 6.00%, due 12/1/16	1,400,000	1,498,522

		2,994,843

Media 0.8%
CBS Corp. 4.625%, due 5/15/18	250,000	254,476
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	1,600,000	1,624,477
NBC Universal, Inc. 4.375%, due 4/1/21 (e)	725,000	707,600
5.15%, due 4/30/20 (e)	725,000	757,341
TCM Sub LLC 3.55%, due 1/15/15 (e)	1,650,000	1,708,116

		5,052,010

Mining 0.3%
Alcoa, Inc. 6.15%, due 8/15/20	1,450,000	1,561,319
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	700,000	668,996

		2,230,315

Miscellaneous—Manufacturing 0.2%
ITT Corp. 4.90%, due 5/1/14	1,130,000	1,221,506

Oil & Gas 0.2%
Anadarko Petroleum Corp. 6.20%, due 3/15/40	700,000	698,068
Marathon Petroleum Corp. 3.50%, due 3/1/16 (e)	450,000	455,964

		1,154,032

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	900,000	986,552

Pharmaceuticals 0.1%
Express Scripts, Inc. 3.125%, due 5/15/16	400,000	401,247

Pipelines 0.7%
Buckeye Partners, L.P. 4.875%, due 2/1/21	925,000	941,066
Enterprise Products Operating LLC 3.20%, due 2/1/16	750,000	756,884
ONEOK Partners, L.P. 3.25%, due 2/1/16	600,000	605,639
Plains All American Pipeline, L.P. 8.75%, due 5/1/19	800,000	1,011,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Pipelines (continued)

Williams Partners, L.P. 3.80%, due 2/15/15	$1,390,000	$1,455,529

		4,771,076

Real Estate Investment Trusts 0.8%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,550,000	1,654,907
Developers Diversified Realty Corp. 4.75%, due 4/15/18	800,000	791,365
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	663,738
ProLogis 6.625%, due 5/15/18	1,300,000	1,438,081
UDR, Inc. 5.25%, due 1/15/15	700,000	743,065

		5,291,156

Retail 0.5%
Home Depot, Inc. 4.40%, due 4/1/21	1,050,000	1,055,834
5.25%, due 12/16/13	500,000	547,681
Wal-Mart Stores, Inc. 2.80%, due 4/15/16	1,700,000	1,727,802

		3,331,317

Telecommunications 0.7%
AT&T, Inc. 2.95%, due 5/15/16	1,850,000	1,859,034
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, due 2/1/14	1,075,000	1,185,225
X Verizon Communications, Inc. 4.60%, due 4/1/21	1,725,000	1,762,558

		4,806,817

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	500,000	528,425

Total Corporate Bonds (Cost $79,778,889)		84,277,864

Mortgage-Backed Securities 1.5%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, due 9/10/47	280,000	304,109
Series 2006-2, Class A4 5.929%, due 5/10/45 (f)	1,300,000	1,447,472
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class A4 5.906%, due 6/11/40 (f)	900,000	995,071
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	1,800,000	1,970,818
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, due 12/10/46	900,000	973,359
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, due 3/10/39	1,000,000	1,087,248
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (g)	280,000	309,053
Series 2006-LDP7, Class A4 6.061%, due 4/15/45 (f)	1,000,000	1,111,642
Morgan Stanley Capital I
Series 2007-HQ11, Class A4 5.447%, due 2/12/44 (g)	750,000	802,499
Series 2006-HQ8, Class A4 5.594%, due 3/12/44 (f)	1,000,000	1,094,405

Total Mortgage-Backed Securities (Cost $8,764,269)		10,095,676

U.S. Government & Federal Agencies 19.9%

Federal Home Loan Bank 0.4%
5.50%, due 8/13/14	2,000,000	2,277,726

X Federal Home Loan Mortgage Corporation 1.0%
3.50%, due 5/29/13	2,000,000	2,115,148
3.875%, due 6/29/11	4,500,000	4,526,883

		6,642,031

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.4%
5.00%, due 12/1/22 TBA (h)	2,400,000	2,529,374

X Federal National Mortgage Association 0.6%
3.625%, due 8/15/11	2,000,000	2,020,160
4.875%, due 5/18/12	2,000,000	2,094,492

		4,114,652

14 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Government National Mortgage Association (Mortgage Pass-Through Security) 0.4%
5.50%, due 4/1/36 TBA (h)	$2,400,000	$2,612,251

X United States Treasury Notes 17.1%
0.50%, due 11/30/12	3,600,000	3,603,658
0.625%, due 4/30/13	9,000,000	9,002,790
0.75%, due 3/31/13	14,780,000	14,829,661
0.75%, due 8/15/13	3,500,000	3,502,188
1.00%, due 7/15/13	13,320,000	13,409,510
1.00%, due 1/15/14	15,733,000	15,776,014
1.125%, due 12/15/12	10,675,000	10,790,503
1.25%, due 4/15/14	6,190,000	6,234,005
1.25%, due 8/31/15	2,000,000	1,964,218
1.75%, due 4/15/13	13,275,000	13,572,094
2.00%, due 4/30/16	1,050,000	1,051,229
2.625%, due 11/15/20	3,140,000	2,970,735
2.75%, due 12/31/17	1,135,000	1,146,704
2.75%, due 4/30/18	6,200,000	6,180,625
3.625%, due 2/15/21	7,610,000	7,816,901

		111,850,835

Total U.S. Government & Federal Agencies (Cost $128,886,737)		130,026,869

Yankee Bonds 3.5% (i)

Banks 1.5%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	575,000	580,820
Bank of Nova Scotia 1.65%, due 10/29/15 (e)	1,750,000	1,699,952
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	1,100,000	1,129,772
Credit Suisse/New York NY 5.30%, due 8/13/19	1,000,000	1,071,079
Deutsche Bank AG/London 4.875%, due 5/20/13	1,000,000	1,067,486
HSBC Bank PLC 3.50%, due 6/28/15 (e)	1,100,000	1,131,560
Societe Generale 5.20%, due 4/15/21 (e)	1,000,000	1,008,705
Svenska Handelsbanken AB 4.875%, due 6/10/14 (e)	600,000	647,923
UBS AG/Stamford CT 2.25%, due 1/28/14	2,000,000	2,024,698

		10,361,995

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. 3.25%, due 12/1/17	350,000	349,275

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (e)	1,000,000	971,318

Iron & Steel 0.2%
ArcelorMittal 5.50%, due 3/1/21	1,275,000	1,292,573

Mining 0.1%
Teck Resources, Ltd. 3.85%, due 8/15/17	350,000	355,752

Oil & Gas 0.4%
BP Capital Markets PLC 4.50%, due 10/1/20	450,000	453,522
Petroleos Mexicanos 4.875%, due 3/15/15	1,000,000	1,071,000
Total Capital S.A. 2.30%, due 3/15/16	1,200,000	1,188,783

		2,713,305

Pharmaceuticals 0.2%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	900,000	986,664
Sanofi-Aventis S.A. 2.625%, due 3/29/16	350,000	351,761

		1,338,425

Telecommunications 0.9%
America Movil SAB de C.V. 5.00%, due 3/30/20	500,000	521,625
British Telecommunications PLC 5.15%, due 1/15/13	175,000	186,322
Deutsche Telekom International Finance B.V. 3.125%, due 4/11/16 (e)	800,000	809,133
6.00%, due 7/8/19	1,100,000	1,260,597
Telefonica Emisiones SAU 5.134%, due 4/27/20	700,000	711,930
5.462%, due 2/16/21	800,000	830,327
Vodafone Group PLC 5.625%, due 2/27/17	1,300,000	1,459,737

		5,779,671

Total Yankee Bonds (Cost $22,406,676)		23,162,314

Total Long-Term Bonds (Cost $241,063,605)		248,786,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks 60.7%

Advertising 0.3%
Omnicom Group, Inc.	31,665	$1,557,601

Aerospace & Defense 1.4%
Boeing Co. (The)	16,259	1,297,143
General Dynamics Corp.	18,865	1,373,749
L-3 Communications Holdings, Inc.	13,687	1,097,561
Lockheed Martin Corp.	17,343	1,374,433
Northrop Grumman Corp.	21,994	1,399,038
Raytheon Co.	27,950	1,356,972
United Technologies Corp.	16,051	1,437,849

		9,336,745

Agriculture 1.1%
Altria Group, Inc.	43,715	1,173,311
Archer-Daniels-Midland Co.	33,547	1,241,910
Lorillard, Inc.	20,897	2,225,530
Philip Morris International, Inc.	20,366	1,414,215
Reynolds American, Inc.	32,267	1,197,428

		7,252,394

Airlines 0.1%
Southwest Airlines Co.	68,715	807,401

Apparel 0.1%
VF Corp.	6,354	638,958

Auto Parts & Equipment 0.5%
Autoliv, Inc.	3,257	260,984
Johnson Controls, Inc.	30,157	1,236,437
Lear Corp.	14,216	727,006
TRW Automotive Holdings Corp. (j)	21,587	1,231,754

		3,456,181

Banks 3.7%
X Bank of America Corp.	115,811	1,422,159
Bank of New York Mellon Corp. (The)	51,044	1,478,234
BB&T Corp.	44,425	1,195,921
Capital One Financial Corp.	26,827	1,468,242
CIT Group, Inc. (j)	5,102	216,631
Citigroup, Inc. (j)	265,349	1,217,952
Cullen/Frost Bankers, Inc.	21,367	1,265,781
East West Bancorp, Inc.	17,339	366,373
First Citizens BancShares, Inc. Class A	1,982	396,420
X Goldman Sachs Group, Inc. (The)	8,654	1,306,841
Huntington Bancshares, Inc.	130,687	887,365
JPMorgan Chase & Co.	33,814	1,542,933
KeyCorp	210,472	1,824,792
M&T Bank Corp.	1,499	132,467
X Morgan Stanley	50,320	1,315,868
Northern Trust Corp.	29,455	1,472,455
PNC Financial Services Group, Inc.	21,788	1,358,264
Popular, Inc. (j)	411,906	1,297,504
State Street Corp.	33,678	1,567,711
TCF Financial Corp.	5,256	81,941
U.S. Bancorp	45,492	1,174,603
X Wells Fargo & Co.	44,711	1,301,537

		24,291,994

Beverages 0.6%
Coca-Cola Co. (The)	17,208	1,160,852
Constellation Brands, Inc. Class A (j)	434	9,717
Dr. Pepper Snapple Group, Inc.	45,111	1,768,351
PepsiCo., Inc.	17,624	1,214,117

		4,153,037

Biotechnology 0.5%
Amgen, Inc. (j)	24,586	1,397,714
Bio-Rad Laboratories, Inc. Class A (j)	1,085	135,755
Biogen Idec, Inc. (j)	16,401	1,596,637
Charles River Laboratories International, Inc. (j)	2,662	112,310

		3,242,416

Building Materials 0.3%
Armstrong World Industries, Inc.	25,109	1,123,628
Masco Corp.	50,692	680,286

		1,803,914

Chemicals 1.3%
Ashland, Inc.	12,728	790,154
Cabot Corp.	25,755	1,155,112
Camden Property Trust	13,147	824,974
CF Industries Holdings, Inc.	10,696	1,514,019
X Dow Chemical Co. (The)	36,502	1,496,217
E.I. du Pont de Nemours & Co.	24,913	1,414,809
PPG Industries, Inc.	15,125	1,431,884

		8,627,169

Coal 0.5%
Alpha Natural Resources, Inc. (j)	31,926	1,857,136
Arch Coal, Inc.	39,267	1,346,858

		3,203,994

Commercial Services 0.8%
Convergys Corp. (j)	87,579	1,269,896
Education Management Corp. (j)	1,917	35,541
FTI Consulting, Inc. (j)	13,019	519,458
H&R Block, Inc.	85,942	1,485,937
KAR Auction Services, Inc. (j)	5,782	112,749
R.R. Donnelley & Sons Co.	78,494	1,480,397
Total System Services, Inc.	27,853	525,029

		5,429,007

16 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Computers 0.6%
Computer Sciences Corp.	22,883	$1,166,575
Diebold, Inc.	80	2,704
Seagate Technology PLC	32,716	576,456
Synopsys, Inc. (j)	18,623	510,084
Western Digital Corp. (j)	37,772	1,503,326

		3,759,145

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co.	14,364	1,211,603
Procter & Gamble Co. (The)	18,571	1,205,258

		2,416,861

Distribution & Wholesale 0.1%
Genuine Parts Co.	12,605	676,888

Electric 4.4%
AES Corp. (The) (j)	76,003	1,006,280
Alliant Energy Corp.	28,520	1,127,681
Ameren Corp.	26,156	766,632
American Electric Power Co., Inc.	33,424	1,219,308
CMS Energy Corp.	16,844	333,511
Consolidated Edison, Inc.	47,765	2,489,512
Dominion Resources, Inc.	26,697	1,239,275
DTE Energy Co.	37,048	1,872,036
Duke Energy Corp.	64,551	1,203,876
Edison International	26,983	1,059,622
Entergy Corp.	20,499	1,429,190
Exelon Corp.	29,242	1,232,550
FirstEnergy Corp.	13,681	546,693
Integrys Energy Group, Inc.	27,386	1,433,931
N.V. Energy, Inc.	86,100	1,307,859
NextEra Energy, Inc.	21,311	1,205,563
NRG Energy, Inc. (j)	16,704	404,237
OGE Energy Corp.	79	4,200
Pepco Holdings, Inc.	12,312	237,252
PG&E Corp.	26,679	1,229,368
Pinnacle West Capital Corp.	15,420	669,074
Progress Energy, Inc.	51,266	2,432,572
Public Service Enterprise Group, Inc.	38,079	1,225,001
Southern Co.	31,065	1,212,778
TECO Energy, Inc.	9,093	175,222
Xcel Energy, Inc.	67,360	1,638,869

		28,702,092

Electrical Components & Equipment 0.1%
Hubbel, Inc. Class B	1,366	95,607
SunPower Corp. Class A (j)	21,934	477,503

		573,110

Electronics 0.6%
Jabil Circuit, Inc.	28,199	559,468
Thermo Fisher Scientific, Inc. (j)	24,567	1,473,774
Thomas & Betts Corp. (j)	9,247	536,049
Vishay Intertechnology, Inc. (j)	81,099	1,547,369
Vishay Precision Group, Inc. (j)	3,179	52,453

		4,169,113

Engineering & Construction 0.4%
Chicago Bridge & Iron Co. N.V.	14,402	583,857
KBR, Inc.	46,532	1,785,433
URS Corp. (j)	4,501	201,420

		2,570,710

Entertainment 0.1%
Madison Square Garden, Inc. Class A (j)	12,011	328,501
Penn National Gaming, Inc. (j)	5,593	223,776

		552,277

Environmental Controls 0.2%
Waste Management, Inc.	35,643	1,406,473

Finance—Credit Card 0.4%
Discover Financial Services	102,162	2,537,704

Finance—Investment Banker/Broker 0.3%
Interactive Brokers Group, Inc.	36,895	647,138
Raymond James Financial, Inc.	40,109	1,504,088

		2,151,226

Finance—Other Services 0.2%
CME Group, Inc.	3,848	1,138,123

Food 2.4%
ConAgra Foods, Inc.	15,449	377,728
Corn Products International, Inc.	10,970	604,447
Flowers Foods, Inc.	46,099	1,408,785
General Mills, Inc.	31,727	1,224,028
H.J. Heinz Co.	40,694	2,084,754
Hormel Foods Corp.	53,975	1,587,405
Kellogg Co.	21,277	1,218,534
Kraft Foods, Inc. Class A	35,675	1,197,966
Kroger Co. (The)	61,563	1,496,597
Safeway, Inc.	29,392	714,519
Sara Lee Corp.	34,152	655,718
Smithfield Foods, Inc. (j)	55,512	1,307,863
Tyson Foods, Inc. Class A	87,320	1,737,668

		15,616,012

Forest Products & Paper 0.3%
Domtar Corp.	17,032	1,584,317

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Gas 0.5%
Atmos Energy Corp.	12,893	$449,837
Questar Corp.	83,859	1,473,403
UGI Corp.	32,578	1,084,847
Vectren Corp.	919	26,265

		3,034,352

Health Care—Products 1.3%
Alere, Inc. (j)	2,524	93,741
Baxter International, Inc.	28,279	1,609,075
Cooper Cos., Inc. (The)	19,557	1,464,819
Hologic, Inc. (j)	32,185	708,714
Johnson & Johnson	22,460	1,476,071
Medtronic, Inc.	33,105	1,382,134
Zimmer Holdings, Inc. (j)	25,271	1,648,933

		8,383,487

Health Care—Services 2.2%
Aetna, Inc.	40,561	1,678,414
CIGNA Corp.	52,534	2,460,167
Community Health Systems, Inc. (j)	25,006	768,435
Health Net, Inc. (j)	46,403	1,545,220
Humana, Inc. (j)	33,202	2,527,336
LifePoint Hospitals, Inc. (j)	30,253	1,258,827
Quest Diagnostics, Inc.	10,640	599,883
Tenet Healthcare Corp. (j)	41,091	284,761
UnitedHealth Group, Inc.	33,927	1,670,226
WellPoint, Inc.	21,876	1,679,858

		14,473,127

Holding Company—Diversified 0.3%
Leucadia National Corp.	51,801	2,002,627

Home Builders 0.3%
D.R. Horton, Inc.	38,077	473,678
Pulte Group, Inc. (j)	165,077	1,342,076

		1,815,754

Home Furnishing 0.3%
Harman International Industries, Inc.	6,753	327,723
Whirlpool Corp.	15,760	1,358,197

		1,685,920

Household Products & Wares 0.2%
Fortune Brands, Inc.	1,675	109,009
Kimberly-Clark Corp.	20,622	1,362,289

		1,471,298

Insurance 5.3%
ACE, Ltd.	20,363	1,369,412
Aflac, Inc.	29,243	1,643,164
Allied World Assurance Co. Holdings, Ltd.	21,754	1,413,357
Allstate Corp. (The)	37,436	1,266,834
American Financial Group, Inc.	40,967	1,465,390
Arch Capital Group, Ltd. (j)	16,117	1,676,168
Arthur J. Gallagher & Co.	21,242	632,587
Aspen Insurance Holdings, Ltd.	46,852	1,338,562
Assurant, Inc.	2,858	113,463
Axis Capital Holdings, Ltd.	31,867	1,126,817
Berkshire Hathaway, Inc. Class B (j)	14,558	1,212,681
Chubb Corp. (The)	21,852	1,424,532
Endurance Specialty Holdings, Ltd.	27,295	1,210,260
Everest Re Group, Ltd.	12,475	1,136,722
Hartford Financial Services Group, Inc. (The)	81,325	2,355,985
Loews Corp.	27,849	1,232,597
MetLife, Inc.	26,637	1,246,345
OneBeacon Insurance Group, Ltd. Class A	12,070	169,584
PartnerRe, Ltd.	21,715	1,745,017
Principal Financial Group, Inc.	13,821	466,459
Progressive Corp. (The)	663	14,546
Protective Life Corp.	14,234	383,037
Prudential Financial, Inc.	22,318	1,415,408
Reinsurance Group of America, Inc.	3,698	234,083
RenaissanceRe Holdings, Ltd.	21,537	1,513,620
StanCorp Financial Group, Inc.	24,528	1,057,157
Symetra Financial Corp.	50,249	697,456
Torchmark Corp.	665	44,502
Transatlantic Holdings, Inc.	8,817	434,590
Travelers Cos., Inc. (The)	25,500	1,613,640
Unum Group	69,664	1,844,703
Validus Holdings, Ltd.	42,255	1,374,978
XL Group PLC	663	16,190

		34,889,846

Internet 1.2%
AOL, Inc. (j)	68,910	1,404,386
eBay, Inc. (j)	49,290	1,695,576
IAC/InterActiveCorp (j)	41,813	1,509,868
Liberty Media Corp. Interactive Class A (j)	26,088	456,018
Symantec Corp. (j)	82,462	1,620,378
Yahoo!, Inc. (j)	70,431	1,250,150

		7,936,376

Investment Company 0.1%
Ares Capital Corp.	42,836	758,626

Investment Management/Advisory Services 0.6%
Ameriprise Financial, Inc.	36,679	2,276,299
BlackRock, Inc.	6,079	1,191,119
Janus Capital Group, Inc.	48,017	584,367
Legg Mason, Inc.	3,024	112,341

		4,164,126

18 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Iron & Steel 0.2%
Nucor Corp.	26,139	$1,227,488
Schnitzer Steel Industries, Inc. Class A	2,548	158,154

		1,385,642

Leisure Time 0.2%
Carnival Corp.	35,976	1,369,606

Machinery—Diversified 0.6%
AGCO Corp. (j)	31,149	1,793,560
CNH Global N.V. (j)	22,918	1,106,939
Deere & Co.	12,472	1,216,020

		4,116,519

Media 3.0%
Cablevision Systems Corp. Class A	20,686	728,768
CBS Corp. Class B	46,430	1,170,965
Comcast Corp. Class A	62,705	1,645,379
DISH Network Corp. Class A (j)	64,546	1,616,232
Gannett Co., Inc.	81,153	1,222,164
John Wiley & Sons, Inc. Class A	2,351	119,736
Liberty Global, Inc. Class A (j)	34,671	1,612,201
McGraw-Hill Cos., Inc. (The)	38,980	1,577,521
News Corp. Class A	79,390	1,414,730
Thomson Reuters Corp.	34,042	1,377,680
Time Warner Cable, Inc.	21,194	1,655,887
Time Warner, Inc.	33,001	1,249,418
Viacom, Inc. Class B	24,994	1,278,693
Walt Disney Co. (The)	32,863	1,416,395
Washington Post Co. Class B	3,195	1,392,701

		19,478,470

Mining 0.2%
Alcoa, Inc.	81,454	1,384,718

Miscellaneous—Manufacturing 1.0%
Danaher Corp.	25,964	1,434,251
Dover Corp.	759	51,642
General Electric Co.	67,402	1,378,371
ITT Corp.	27,081	1,565,011
Parker Hannifin Corp.	9,158	863,783
Tyco International, Ltd.	29,276	1,426,912

		6,719,970

Office Equipment/Supplies 0.0%‡
Pitney Bowes, Inc.	7,802	191,617

Oil & Gas 5.5%
Anadarko Petroleum Corp.	19,156	1,512,175
Apache Corp.	9,603	1,280,752
Chesapeake Energy Corp.	46,572	1,568,079
Chevron Corp.	14,499	1,586,771
Comstock Resources, Inc. (j)	82	2,629
ConocoPhillips	19,426	1,533,294
Denbury Resources, Inc. (j)	86	1,941
Devon Energy Corp.	17,324	1,576,484
Diamond Offshore Drilling, Inc.	16,164	1,226,363
ExxonMobil Corp.	18,224	1,603,712
Frontier Oil Corp.	44,687	1,248,555
Helmerich & Payne, Inc.	1,681	111,517
Hess Corp.	19,091	1,641,062
Holly Corp.	20,468	1,185,097
Marathon Oil Corp.	29,716	1,605,853
Murphy Oil Corp.	32,163	2,491,989
Newfield Exploration Co. (j)	2,090	147,972
Noble Energy, Inc.	29,280	2,818,786
Occidental Petroleum Corp.	13,819	1,579,373
Patterson-UTI Energy, Inc.	55,550	1,728,160
Pioneer Natural Resources Co.	1,630	166,635
Plains Exploration & Production Co. (j)	13,168	500,911
Sunoco, Inc.	38,065	1,623,853
Tesoro Corp. (j)	58,675	1,591,266
Unit Corp. (j)	19,693	1,241,053
Valero Energy Corp.	95,309	2,697,245
Whiting Petroleum Corp. (j)	27,618	1,919,451

		36,190,978

Oil & Gas Services 1.5%
Baker Hughes, Inc.	16,960	1,312,874
Dresser-Rand Group, Inc. (j)	5,842	306,939
Exterran Holdings, Inc. (j)	57,413	1,246,436
National-Oilwell Varco, Inc.	17,743	1,360,711
Oceaneering International, Inc. (j)	19,037	1,664,214
Schlumberger, Ltd.	13,665	1,226,434
SEACOR Holdings, Inc.	14,257	1,409,019
Superior Energy Services, Inc. (j)	36,889	1,417,275

		9,943,902

Packaging & Containers 0.1%
Sealed Air Corp.	9,446	243,423

Pharmaceuticals 2.3%
Abbott Laboratories	26,432	1,375,521
Bristol-Myers Squibb Co.	42,575	1,196,357
Cardinal Health, Inc.	37,406	1,634,268
Cephalon, Inc. (j)	23,952	1,839,514
Eli Lilly & Co.	37,707	1,395,536
Endo Pharmaceuticals Holdings, Inc. (j)	21,685	849,185
Forest Laboratories, Inc. (j)	62,172	2,061,624
McKesson Corp.	19,304	1,602,425
Merck & Co., Inc.	39,812	1,431,241
Mylan, Inc. (j)	1,741	43,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Pharmaceuticals (continued)

Pfizer, Inc.	57,368	$1,202,433
Watson Pharmaceuticals, Inc. (j)	3,436	213,101

		14,844,591

Pipelines 0.3%
Williams Cos., Inc.	49,481	1,641,285

Real Estate Investment Trusts 3.0%
AMB Property Corp.	5,448	198,307
Annaly Capital Management, Inc.	140,958	2,514,691
Apartment Investment & Management Co. Class A	33,161	894,021
CommonWealth REIT	3,429	93,920
Equity Residential	23,617	1,410,407
Federal Realty Investment Trust	10,992	962,459
General Growth Properties, Inc.	1,473	24,599
HCP, Inc.	20,030	793,589
Health Care REIT, Inc.	21,412	1,151,323
Hospitality Properties Trust	61,684	1,489,669
Host Hotels & Resorts, Inc.	13,669	243,171
Kimco Realty Corp.	19,434	379,740
Mack-Cali Realty Corp.	6,827	241,130
ProLogis	13,212	215,223
Public Storage	12,294	1,442,209
Rayonier, Inc.	24,430	1,621,175
Realty Income Corp.	44,609	1,585,850
Senior Housing Properties Trust	42,037	997,118
Simon Property Group, Inc.	10,940	1,253,068
Taubman Centers, Inc.	26,617	1,547,779
Ventas, Inc.	3,046	170,363
Weyerhaeuser Co.	23,628	543,680

		19,773,491

Retail 2.5%
American Eagle Outfitters, Inc.	86,300	1,342,828
Brinker International, Inc.	17,117	412,349
CVS Caremark Corp.	33,010	1,196,282
Foot Locker, Inc.	71,297	1,534,312
GameStop Corp. Class A (j)	66,053	1,696,241
Gap, Inc. (The)	68,403	1,589,685
Kohl’s Corp.	25,010	1,318,277
Lowe’s Cos., Inc.	56,132	1,473,465
Macy’s, Inc.	64,043	1,531,268
Office Depot, Inc. (j)	75,425	325,082
Wal-Mart Stores, Inc.	25,197	1,385,331
Walgreen Co.	36,685	1,567,183
Wendy’s/Arby’s Group, Inc. Class A	237,298	1,143,776

		16,516,079

Semiconductors 1.4%
Fairchild Semiconductor International, Inc. (j)	77,469	1,624,525
Intel Corp.	77,660	1,800,935
International Rectifier Corp. (j)	18,925	654,048
LSI Corp. (j)	169,968	1,245,866
MEMC Electronic Materials, Inc. (j)	836	9,890
Micron Technology, Inc. (j)	191,360	2,160,455
Novellus Systems, Inc. (j)	7,452	239,209
PMC-Sierra, Inc. (j)	1,867	14,973
Texas Instruments, Inc.	43,808	1,556,498

		9,306,399

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. (j)	34,771	1,390,840

Software 0.5%
Activision Blizzard, Inc.	120,254	1,369,693
CA, Inc.	8,819	216,859
Microsoft Corp.	59,819	1,556,491

		3,143,043

Telecommunications 3.0%
Amdocs, Ltd. (j)	52,117	1,602,598
AT&T, Inc.	44,504	1,384,964
CenturyLink, Inc.	62,532	2,550,055
Corning, Inc.	68,707	1,438,725
EchoStar Corp. Class A (j)	16,125	597,915
Leap Wireless International, Inc. (j)	17,110	253,912
MetroPCS Communications, Inc. (j)	85,055	1,431,476
Motorola Mobility Holdings, Inc. (j)	65,487	1,706,591
Motorola Solutions, Inc. (j)	34,599	1,587,402
NII Holdings, Inc. (j)	11,163	464,157
Sprint Nextel Corp. (j)	306,571	1,588,038
Telephone and Data Systems, Inc.	6,248	209,683
Tellabs, Inc.	256,756	1,263,239
X Verizon Communications, Inc.	40,324	1,523,441
Virgin Media, Inc.	73,618	2,227,681

		19,829,877

Transportation 1.2%
CSX Corp.	19,979	1,572,148
FedEx Corp.	16,361	1,565,257
Kirby Corp. (j)	11,128	631,848
Norfolk Southern Corp.	20,126	1,503,010
Ryder System, Inc.	25,011	1,338,088
Union Pacific Corp.	13,841	1,432,128

		8,042,479

Water 0.0%‡
American Water Works Co., Inc.	1,079	31,701

Total Common Stocks (Cost $348,078,630)		397,815,031

20 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange Traded Funds 0.3% (k)

S&P 500 Index-SPDR Trust Series 1	8,196	$1,119,082
S&P MidCap 400 Index—MidCap SPDR Trust Series 1	5,915	1,091,968

Total Exchange Traded Funds (Cost $2,210,126)		2,211,050

	Principal
	Amount
Short-Term Investments 4.6%

Other Commercial Paper 1.5%
Societe Generale North America, Inc. 0.11%, due 5/2/11 (l)	$10,000,000	9,999,917

Total Other Commercial Paper (Cost $9,999,917)		9,999,917

Repurchase Agreement 0.4%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $2,491,459 (Collateralized by United States Treasury Securities with rates of 0.015% and 0.066% and maturity dates of 5/12/11 and 11/17/20, with a Principal Amount of $2,550,000 and a Market Value of $2,544,928)	2,491,457	2,491,457

Total Repurchase Agreement (Cost $2,491,457)		2,491,457

U.S. Government & Federal Agencies 2.7%
Federal Home Loan Bank (Discount Note) 0.001%, due 5/5/11 (l)	12,690,000	12,689,998
United States Treasury Bill 0.007%, due 5/5/11 (l)	4,900,000	4,899,992

Total U.S. Government & Federal Agencies (Cost $17,589,990)		17,589,990

Total Short-Term Investments (Cost $30,081,364)		30,081,364

Total Investments (Cost $621,433,725) (o)	103.6%	678,894,201
Other Assets, Less Liabilities	(3.6)	(23,723,440)

Net Assets	100.0%	$655,170,761

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (m)
Futures Contracts (0.0%)‡

United States Treasury Note June 2011 (10 Year) (n)	(38)	$(77,311)

Total Futures Contracts (Settlement Value $4,603,344)		$(77,311)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Issue in default.
(b)	Restricted security.
(c)	Illiquid security—The total market value of this security at April 30, 2011 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	Fair valued security—The total market value of this security at April 30, 2011 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(g)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2011 is $5,141,625, which represents 0.8% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(j)	Non-income producing security.
(k)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(l)	Interest rate presented is yield to maturity.
(m)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(n)	At April 30, 2011, cash in the amount of $60,800 is on deposit with the broker for futures transactions.
(o)	At April 30, 2011, cost is $622,193,850 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$61,276,026
Gross unrealized depreciation	(4,575,675)

Net unrealized appreciation	$56,700,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$1,224,015	$—	$1,224,015
Convertible Bond (b)	—	—	18	18
Corporate Bonds	—	84,277,864	—	84,277,864
Mortgage-Backed Securities	—	10,095,676	—	10,095,676
U.S. Government & Federal Agencies	—	130,026,869	—	130,026,869
Yankee Bonds	—	23,162,314	—	23,162,314

Total Long-Term Bonds	—	248,786,738	18	248,786,756

Common Stocks	397,815,031	—	—	397,815,031
Exchange Traded Funds	2,211,050	—	—	2,211,050
Short-Term Investments
Other Commercial Paper	—	9,999,917	—	9,999,917
Repurchase Agreement	—	2,491,457	—	2,491,457
U.S. Government & Federal Agencies	—	17,589,990	—	17,589,990

Total Short-Term Investments	—	30,081,364	—	30,081,364

Total Investments in Securities	$400,026,081	$278,868,102	$18	$678,894,201

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(77,311)	$—	$—	$(77,311)

Total Other Financial Instruments	$(77,311)	$—	$—	$(77,311)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security is valued at $18 are held in Internet within the Convertible Bond section of the Portfolio of Investments.

(c)	The value listed for the securities reflects unrealized depreciation as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Convertible Bond
Internet	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

Total	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $621,433,725)	$678,894,201
Cash collateral on deposit at broker	60,800
Cash	152
Receivables:
Investment securities sold	5,905,324
Dividends and interest	2,165,110
Fund shares sold	536,927
Other assets	88,072

Total assets	687,650,586

Liabilities
Payables:
Investment securities purchased	31,064,993
Fund shares redeemed	466,625
Manager (See Note 3)	378,645
Transfer agent (See Note 3)	248,477
NYLIFE Distributors (See Note 3)	164,874
Professional fees	89,190
Shareholder communication	54,735
Variation margin on futures contracts	7,125
Trustees	2,738
Custodian	1,596
Accrued expenses	827

Total liabilities	32,479,825

Net assets	$655,170,761

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$238,805
Additional paid-in capital	653,218,751

653,457,556
Undistributed net investment income	296,804
Accumulated net realized gain (loss) on investments and futures transactions	(55,966,764)
Net unrealized appreciation (depreciation) on investments and futures contracts	57,383,165

Net assets	$655,170,761

Investor Class
Net assets applicable to outstanding shares	$61,988,196

Shares of beneficial interest outstanding	2,258,738

Net asset value per share outstanding	$27.44
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price per share outstanding	$29.04

Class A
Net assets applicable to outstanding shares	$164,024,715

Shares of beneficial interest outstanding	5,978,893

Net asset value per share outstanding	$27.43
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price per share outstanding	$29.03

Class B
Net assets applicable to outstanding shares	$71,429,904

Shares of beneficial interest outstanding	2,610,969

Net asset value and offering price per share outstanding	$27.36

Class C
Net assets applicable to outstanding shares	$63,738,548

Shares of beneficial interest outstanding	2,330,682

Net asset value and offering price per share outstanding	$27.35

Class I
Net assets applicable to outstanding shares	$226,275,270

Shares of beneficial interest outstanding	8,233,203

Net asset value and offering price per share outstanding	$27.48

Class R1
Net assets applicable to outstanding shares	$22,032,999

Shares of beneficial interest outstanding	802,621

Net asset value and offering price per share outstanding	$27.45

Class R2
Net assets applicable to outstanding shares	$45,461,111

Shares of beneficial interest outstanding	1,657,417

Net asset value and offering price per share outstanding	$27.43

Class R3
Net assets applicable to outstanding shares	$220,018

Shares of beneficial interest outstanding	8,023

Net asset value and offering price per share outstanding	$27.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,999,680
Interest (b)	3,623,017

Total income	8,622,697

Expenses
Manager (See Note 3)	2,225,606
Distribution/Service—Investor Class (See Note 3)	74,781
Distribution/Service—Class A (See Note 3)	196,086
Distribution/Service—Class B (See Note 3)	352,602
Distribution/Service—Class C (See Note 3)	312,163
Distribution/Service—Class R2 (See Note 3)	53,547
Distribution/Service—Class R3 (See Note 3)	474
Transfer agent (See Note 3)	730,055
Professional fees	83,463
Shareholder communication	70,677
Registration	66,708
Shareholder service (See Note 3)	31,799
Custodian	18,202
Trustees	9,697
Miscellaneous	30,958

Total expenses	4,256,818

Net investment income (loss)	4,365,879

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	65,999,733
Futures transactions	(93,922)

Net realized gain (loss) on investments and futures transactions	65,905,811

Net change in unrealized appreciation (depreciation) on:
Investments	(4,548,504)
Futures contracts	(77,311)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,625,815)

Net realized and unrealized gain (loss) on investments and futures transactions	61,279,996

Net increase (decrease) in net assets resulting from operations	$65,645,875

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,825.

(b)	Interest recorded net of foreign withholding taxes in the amount of $3,118.

24 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,365,879	$8,613,284
Net realized gain (loss) on investments and futures transactions	65,905,811	40,906,947
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,625,815)	36,658,585

Net increase (decrease) in net assets resulting from operations	65,645,875	86,178,816

Dividends to shareholders:
From net investment income:
Investor Class	(405,770)	(723,530)
Class A	(1,213,175)	(2,224,284)
Class B	(208,211)	(359,769)
Class C	(185,315)	(319,986)
Class I	(1,982,081)	(3,626,888)
Class R1	(175,020)	(350,029)
Class R2	(312,533)	(738,497)
Class R3	(1,137)	(1,480)

Total dividends to shareholders	(4,483,242)	(8,344,463)

Capital share transactions:
Net proceeds from sale of shares	42,585,029	89,582,782
Net asset value of shares issued to shareholders in reinvestment of dividends	4,265,071	7,945,264
Cost of shares redeemed	(79,607,796)	(199,563,577)

Increase (decrease) in net assets derived from capital share transactions	(32,757,696)	(102,035,531)

Net increase (decrease) in net assets	28,404,937	(24,201,178)

Net Assets
Beginning of period	626,765,824	650,967,002

End of period	$655,170,761	$626,765,824

Undistributed net investment income at end of period	$296,804	$414,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$24.95		$22.09	$19.41	$25.29

Net investment income (loss)	0.17	(a)	0.30 (a)	0.22 (a)	0.29	(a)
Net realized and unrealized gain (loss) on investments	2.49		2.86	2.71	(5.82)

Total from investment operations	2.66		3.16	2.93	(5.53)

Less dividends:
From net investment income	(0.17)		(0.30)	(0.25)	(0.35)

Net asset value at end of period	$27.44		$24.95	$22.09	$19.41

Total investment return (b)	10.72	%(c)	14.37%	15.30%	(22.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	%††	1.28%	1.11%	1.81	% ††
Net expenses	1.40	%††	1.44%	1.48%	1.38	% ††
Expenses (before waiver/reimbursement)	1.40	%††	1.44%	1.53%	1.38	% ††
Portfolio turnover rate	102	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$61,988		$59,469	$54,956	$49,971

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.94		$22.09	$19.41	$28.42	$27.92	$26.90

Net investment income (loss)	0.19	(a)	0.35 (a)	0.27 (a)	0.46 (a)	0.49 (a)	0.44
Net realized and unrealized gain (loss) on investments	2.50		2.84	2.70	(7.26)	1.25	2.23

Total from investment operations	2.69		3.19	2.97	(6.80)	1.74	2.67

Less dividends and distributions:
From net investment income	(0.20)		(0.34)	(0.29)	(0.46)	(0.51)	(0.40)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.20)		(0.34)	(0.29)	(2.21)	(1.24)	(1.65)

Net asset value at end of period	$27.43		$24.94	$22.09	$19.41	$28.42	$27.92

Total investment return (b)	10.83	%(c)	14.54%	15.52%	(25.84%)	6.34%	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50	%††	1.47%	1.36%	1.87%	1.74%	1.63%
Net expenses	1.21	%††	1.25%	1.27%	1.29%	1.28%	1.32%
Expenses (before waiver/reimbursement)	1.21	%††	1.25%	1.31%	1.29%	1.28%	1.32%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$164,025		$152,963	$154,728	$173,834	$405,912	$420,694

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

26 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.87		$22.02	$19.35	$28.34	$27.84	$26.84

Net investment income (loss)	0.07	(a)	0.13 (a)	0.08 (a)	0.26 (a)	0.28 (a)	0.23
Net realized and unrealized gain (loss) on investments	2.50		2.84	2.69	(7.25)	1.24	2.22

Total from investment operations	2.57		2.97	2.77	(6.99)	1.52	2.45

Less dividends and distributions:
From net investment income	(0.08)		(0.12)	(0.10)	(0.25)	(0.29)	(0.20)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.08)		(0.12)	(0.10)	(2.00)	(1.02)	(1.45)

Net asset value at end of period	$27.36		$24.87	$22.02	$19.35	$28.34	$27.84

Total investment return (b)	10.34	%(c)	13.50%	14.42%	(26.47%)	5.56%	9.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.53%	0.39%	1.06%	0.99%	0.94%
Net expenses	2.15	%††	2.19%	2.23%	2.10%	2.03%	2.07%
Expenses (before waiver/reimbursement)	2.15	%††	2.19%	2.28%	2.10%	2.03%	2.07%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$71,430		$70,778	$74,932	$81,144	$145,919	$156,284

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.86		$22.01	$19.34	$28.33	$27.83	$26.83

Net investment income (loss)	0.07	(a)	0.13 (a)	0.08 (a)	0.26 (a)	0.28 (a)	0.24
Net realized and unrealized gain (loss) on investments	2.50		2.84	2.69	(7.25)	1.24	2.21

Total from investment operations	2.57		2.97	2.77	(6.99)	1.52	2.45

Less dividends and distributions:
From net investment income	(0.08)		(0.12)	(0.10)	(0.25)	(0.29)	(0.20)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.08)		(0.12)	(0.10)	(2.00)	(1.02)	(1.45)

Net asset value at end of period	$27.35		$24.86	$22.01	$19.34	$28.33	$27.83

Total investment return (b)	10.34	%(c)	13.51%	14.43%	(26.48%)	5.56%	9.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.53%	0.40%	1.06%	0.99%	0.89%
Net expenses	2.15	%††	2.19%	2.23%	2.10%	2.03%	2.07%
Expenses (before waiver/reimbursement)	2.15	%††	2.19%	2.28%	2.10%	2.03%	2.07%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$63,739		$62,892	$66,407	$79,423	$161,163	$169,609

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.99		$22.12	$19.44	$28.47	$27.96	$26.94

Net investment income (loss)	0.23	(a)	0.41 (a)	0.33 (a)	0.55 (a)	0.60 (a)	0.53
Net realized and unrealized gain (loss) on investments	2.49		2.86	2.71	(7.28)	1.25	2.27

Total from investment operations	2.72		3.27	3.04	(6.73)	1.85	2.80

Less dividends and distributions:
From net investment income	(0.23)		(0.40)	(0.36)	(0.55)	(0.61)	(0.53)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.23)		(0.40)	(0.36)	(2.30)	(1.34)	(1.78)

Net asset value at end of period	$27.48		$24.99	$22.12	$19.44	$28.47	$27.96

Total investment return (b)	10.95	%(c)	14.90%	15.89%	(25.62%)	6.77%	10.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.73%	1.65%	2.22%	2.10%	2.11%
Net expenses	0.96	%††	1.00%	0.96%	0.94%	0.91%	0.85%
Expenses (before reimbursement/waiver)	0.96	%††	1.00%	1.06%	1.01%	0.95%	0.85%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$226,275		$219,406	$208,393	$199,126	$410,355	$376,763

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

	Class R1
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.96		$22.10	$19.42	$28.44	$27.94	$26.93

Net investment income (loss)	0.21	(a)	0.39 (a)	0.30 (a)	0.53 (a)	0.57 (a)	0.53
Net realized and unrealized gain (loss) on investments	2.50		2.85	2.72	(7.28)	1.25	2.23

Total from investment operations	2.71		3.24	3.02	(6.75)	1.82	2.76

Less dividends and distributions:
From net investment income	(0.22)		(0.38)	(0.34)	(0.52)	(0.59)	(0.50)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.22)		(0.38)	(0.34)	(2.27)	(1.32)	(1.75)

Net asset value at end of period	$27.45		$24.96	$22.10	$19.42	$28.44	$27.94

Total investment return (b)	10.91	%(c)	14.75%	15.80%	(25.69%)	6.64%	10.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65	%††	1.64%	1.53%	2.13%	2.02%	1.99%
Net expenses	1.06	%††	1.10%	1.06%	1.04%	1.01%	0.95%
Expenses (before waiver/reimbursement)	1.06	%††	1.10%	1.16%	1.11%	1.05%	0.95%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$22,033		$19,660	$31,039	$25,038	$69,474	$108,739

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

28 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.94		$22.08	$19.41	$28.42	$27.91	$26.90

Net investment income (loss)	0.18	(a)	0.33 (a)	0.26 (a)	0.46 (a)	0.50 (a)	0.46
Net realized and unrealized gain (loss) on investments	2.50		2.85	2.70	(7.26)	1.25	2.23

Total from investment operations	2.68		3.18	2.96	(6.80)	1.75	2.69

Less dividends and distributions:
From net investment income	(0.19)		(0.32)	(0.29)	(0.46)	(0.51)	(0.43)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	(1.25)

Total dividends and distributions	(0.19)		(0.32)	(0.29)	(2.21)	(1.24)	(1.68)

Net asset value at end of period	$27.43		$24.94	$22.08	$19.41	$28.42	$27.91

Total investment return (b)	10.78	%(c)	14.47%	15.45%	(25.86%)	6.40%	10.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.38%	1.30%	1.87%	1.76%	1.75%
Net expenses	1.31	%††	1.35%	1.31%	1.29%	1.26%	1.20%
Expenses (before waiver/reimbursement)	1.31	%††	1.35%	1.41%	1.36%	1.30%	1.20%
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$45,461		$41,429	$60,425	$54,849	$105,100	$109,637

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class R3
							April 28,
	Six months						2006**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.93		$22.08	$19.41	$28.41	$27.91	$27.25

Net investment income (loss)	0.15	(a)	0.27 (a)	0.20 (a)	0.40 (a)	0.41 (a)	0.20
Net realized and unrealized gain (loss) on investments	2.50		2.84	2.71	(7.26)	1.26	0.66

Total from investment operations	2.65		3.11	2.91	(6.86)	1.67	0.86

Less dividends and distributions:
From net investment income	(0.16)		(0.26)	(0.24)	(0.39)	(0.44)	(0.20)
From net realized gain on investments	—		—	—	(1.75)	(0.73)	—

Total dividends and distributions	(0.16)		(0.26)	(0.24)	(2.14)	(1.17)	(0.20)

Net asset value at end of period	$27.42		$24.93	$22.08	$19.41	$28.41	$27.91

Total investment return (b)	10.65	%(c)	14.16%	15.17%	(26.02%)	6.10%	3.18	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	1.12%	0.98%	1.62%	1.46%	1.36	%††
Net expenses	1.56	%††	1.59%	1.56%	1.54%	1.52%	1.48	%††
Expenses (before waiver/reimbursement)	1.56	%††	1.59%	1.65%	1.61%	1.56%	1.48	%††
Portfolio turnover rate	102	%(d)	123%	162%	69%	68%	55%
Net assets at end of period (in 000’s)	$220		$168	$88	$45	$37	$10

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 101% for the six months ended April 30, 2011.

30 MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

Eclipse Funds (the “Trust”) was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of two funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Balanced Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A shares, Class B shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

mainstayinvestments.com    31

Notes to Financial Statements (unaudited) (continued)

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $18 that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the

32    MainStay Balanced Fund

effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2011, the Fund did not hold any futures contracts.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of

mainstayinvestments.com    33

Notes to Financial Statements (unaudited) (continued)

1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(K) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Liability Derivatives

	Statement of
	Assets and	Interest
	Liabilities	Rate
	Location	Risk	Total

Futures Contracts	Net Assets— Unrealized appreciation (depreciation) on investments and futures contracts (a)	$(77,311)	$(77,311)

Total Fair Value		$(77,311)	$(77,311)

(a)	Includes cumulative depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Interest
	Operations	Rate
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transations	$(93,922)	$(93,922)

Total Realized Gain (Loss)		$(93,922)	$(93,922)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Interest
	Operations	Rate
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(77,311)	(77,311)

Total Change in Unrealized Appreciation (Depreciation)		$(77,311)	$(77,311)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest
	Rate
	Risk	Total

Futures Contracts Long (2)	29	29
Futures Contracts Short (2)	(39)	(39)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The fixed-income portion of the Fund is advised by New York Life Investments directly, without a subadvisor. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion, 0.65% from $1 billion to $2 billion and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.24% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement,

34    MainStay Balanced Fund

in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2012 and may only be amended or terminate prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,225,606.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class R1	$10,286

Class R2	21,418

Class R3	95

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,207 and $10,480, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $135, $41,538 and $1,190, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$108,003

Class A	135,206

Class B	127,334

Class C	112,730

Class I	191,980

Class R1	17,724

Class R2	36,915

Class R3	163

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,745	0.0	%‡

Class B	1,369	0.0	‡

Class C	1,840	0.0	‡

Class R1	1,474	0.0	‡

Class R2	1,449	0.0	‡

Class R3	11,781	5.4

‡	Less than one-tenth of a percent.

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $9,683. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $121,112,450 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$25,929
2017	95,183

Total	$121,112

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$8,344,463

Note 5–Restricted Security

As of April 30, 2011, the Fund held the following restricted security:

	Date of	Principal		4/30/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp. Convertible Bond
4.75%, due 12/31/49	7/25/01	$117,810	$13,325	$18	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $145,828 and $118,543, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $499,702 and $551,157, respectively.

36    MainStay Balanced Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	117,951	$3,093,120
Shares issued to shareholders in reinvestment of dividends	15,427	402,742
Shares redeemed	(182,760)	(4,777,004)

Net increase (decrease) in shares outstanding before conversion	(49,382)	(1,281,142)
Shares converted into Investor Class (See Note 1)	50,902	1,333,871
Shares converted from Investor Class (See Note 1)	(126,470)	(3,287,582)

Net increase (decrease)	(124,950)	$(3,234,853)

Year ended October 31, 2010:
Shares sold	204,490	$4,876,415
Shares issued to shareholders in reinvestment of dividends	30,184	718,203
Shares redeemed	(359,637)	(8,539,807)

Net increase (decrease) in shares outstanding before conversion	(124,963)	(2,945,189)
Shares converted into Investor Class (See Note 1)	140,203	3,343,928
Shares converted from Investor Class (See Note 1)	(119,199)	(2,841,265)

Net increase (decrease)	(103,959)	$(2,442,526)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	304,179	$7,961,329
Shares issued to shareholders in reinvestment of dividends	41,876	1,093,159
Shares redeemed	(649,974)	(16,978,001)

Net increase (decrease) in shares outstanding before conversion	(303,919)	(7,923,513)
Shares converted into Class A (See Note 1)	155,923	4,051,641
Shares converted from Class A (See Note 1)	(6,064)	(162,078)

Net increase (decrease)	(154,060)	$(4,033,950)

Year ended October 31, 2010:
Shares sold	430,521	$10,240,316
Shares issued to shareholders in reinvestment of dividends	83,747	1,990,202
Shares redeemed	(1,511,721)	(35,837,153)

Net increase (decrease) in shares outstanding before conversion	(997,453)	(23,606,635)
Shares converted into Class A (See Note 1)	196,436	4,680,636
Shares converted from Class A (See Note 1)	(34,747)	(846,621)
Shares converted from Class A (a)	(37,263)	(871,593)

Net increase (decrease)	(873,027)	$(20,644,213)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	90,764	$2,366,322
Shares issued to shareholders in reinvestment of dividends	7,314	189,844
Shares redeemed	(258,471)	(6,736,506)

Net increase (decrease) in shares outstanding before conversion	(160,393)	(4,180,340)
Shares converted from Class B (See Note 1)	(74,548)	(1,935,852)

Net increase (decrease)	(234,941)	$(6,116,192)

Year ended October 31, 2010:
Shares sold	197,249	$4,675,263
Shares issued to shareholders in reinvestment of dividends	13,588	324,735
Shares redeemed	(584,228)	(13,816,972)

Net increase (decrease) in shares outstanding before conversion	(373,391)	(8,816,974)
Shares converted from Class B (See Note 1)	(183,433)	(4,336,678)

Net increase (decrease)	(556,824)	$(13,153,652)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	72,616	$1,896,510
Shares issued to shareholders in reinvestment of dividends	5,184	134,518
Shares redeemed	(276,865)	(7,183,914)

Net increase (decrease)	(199,065)	$(5,152,886)

Year ended October 31, 2010:
Shares sold	165,215	$3,918,928
Shares issued to shareholders in reinvestment of dividends	9,802	234,159
Shares redeemed	(661,972)	(15,608,746)

Net increase (decrease)	(486,955)	$(11,455,659)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	812,845	$21,346,109
Shares issued to shareholders in reinvestment of dividends	74,808	1,956,075
Shares redeemed	(1,435,677)	(37,856,692)

Net increase (decrease)	(548,024)	$(14,554,508)

Year ended October 31, 2010:
Shares sold	1,887,081	$44,810,235
Shares issued to shareholders in reinvestment of dividends	150,853	3,588,206
Shares redeemed	(2,713,200)	(64,655,595)

Net increase (decrease) in shares outstanding before conversion	(675,266)	(16,257,154)
Shares converted into Class I (a)	37,184	871,593

Net increase (decrease)	(638,082)	$(15,385,561)

mainstayinvestments.com    37

Notes to Financial Statements (unaudited) (continued)

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	57,327	$1,500,402
Shares issued to shareholders in reinvestment of dividends	6,699	175,020
Shares redeemed	(49,169)	(1,284,142)

Net increase (decrease)	14,857	$391,280

Year ended October 31, 2010:
Shares sold	124,464	$2,958,628
Shares issued to shareholders in reinvestment of dividends	14,742	350,029
Shares redeemed	(755,942)	(17,615,068)

Net increase (decrease)	(616,736)	$(14,306,411)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	167,747	$4,387,451
Shares issued to shareholders in reinvestment of dividends	11,976	312,576
Shares redeemed	(183,667)	(4,790,043)

Net increase (decrease)	(3,944)	$(90,016)

Year ended October 31, 2010:
Shares sold	762,834	$18,013,377
Shares issued to shareholders in reinvestment of dividends	31,146	738,250
Shares redeemed	(1,869,166)	(43,465,598)

Net increase (decrease)	(1,075,186)	$(24,713,971)

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,288	$33,786
Shares issued to shareholders in reinvestment of dividends	44	1,137
Shares redeemed	(57)	(1,494)

Net increase (decrease)	1,275	$33,429

Year ended October 31, 2010:
Shares sold	3,750	$89,620
Shares issued to shareholders in reinvestment of dividends	62	1,480
Shares redeemed	(1,046)	(24,638)

Net increase (decrease)	2,766	$66,462

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38    MainStay Balanced Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the equity component of the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund and investment advisory services to the fixed income component of the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MSI’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for

mainstayinvestments.com    39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the equity component of the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various

40    MainStay Balanced Fund

other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

mainstayinvestments.com    41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

42    MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    43

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23180 MS136-11	MSBL10-06/11
B7

MainStay U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Table of Contents

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	20

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	27

Proxy Voting Policies and Procedures and Proxy Voting Record	31

Shareholder Reports and Quarterly Portfolio Disclosure	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	11.22%	14.19%	–0.21%	8.89%	1.81%
		Excluding sales charges	17.69	20.84	0.92	9.50	1.81

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	11.33	14.39	–0.12	8.94	1.48
		Excluding sales charges	17.81	21.04	1.02	9.55	1.48

Class B Shares[4]	Maximum 5% CDSC	With sales charges	12.26	14.89	–0.17	8.69	2.56
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	17.26	19.89	0.18	8.69	2.56

Class C Shares[5]	Maximum 1% CDSC	With sales charges	16.26	18.97	0.19	8.71	2.56
	if Redeemed Within One Year of Purchase	Excluding sales charges	17.26	19.97	0.19	8.71	2.56

Class I Shares	No Sales Charges		17.99	21.39	1.44	9.95	1.23

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A and Class B shares might have been lower.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through January 1, 2004, and the historical performance of Class I

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 2500tm Index[6]	23.71%	23.89%	4.91%	8.24%

Average Lipper Small-Cap Core Fund[7]	22.90	22.02	3.63	8.11

shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.

6.	The Russell 2500tm Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500tm Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500tm Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,176.90	$8.80	$1,016.70	$8.15

Class A Shares	$1,000.00	$1,178.10	$7.51	$1,017.90	$6.95

Class B Shares	$1,000.00	$1,172.60	$12.82	$1,013.00	$11.88

Class C Shares	$1,000.00	$1,172.60	$12.82	$1,013.00	$11.88

Class I Shares	$1,000.00	$1,179.90	$6.16	$1,019.10	$5.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.63% for Investor Class, 1.39% for Class A, 2.38% for Class B and Class C and 1.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Machinery	8.2%
Health Care Equipment & Supplies	5.6
Thrifts & Mortgage Finance	5.1
Chemicals	4.7
Commercial Banks	4.6
Exchange Traded Funds	4.5
Specialty Retail	4.5
Textiles, Apparel & Luxury Goods	4.2
Multi-Utilities	4.1
Aerospace & Defense	3.9
Auto Components	3.1
Building Products	3.1
Electronic Equipment & Instruments	2.5
IT Services	2.3
Insurance	2.3
Pharmaceuticals	2.3
Food Products	2.2
Capital Markets	2.1
Electrical Equipment	2.1
Household Durables	2.1
Professional Services	1.9
Road & Rail	1.9
Biotechnology	1.8
Wireless Telecommunication Services	1.8
Electric Utilities	1.7
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.7
Diversified Consumer Services	1.6
Computers & Peripherals	1.5
Energy Equipment & Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Metals & Mining	1.4
Software	1.4
Communications Equipment	1.3
Diversified Financial Services	1.3
Short-Term Investment	2.7
Other Assets, Less Liabilities	–0.2

100.0

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	iShares Russell 2000 Index Fund
2.	Endo Pharmaceuticals Holdings, Inc.
3.	Corn Products International, Inc.
4.	Woodward Governor Co.
5.	NTELOS Holdings Corp.
6.	Mueller Industries, Inc.
7.	Wabtec Corp.
8.	Kennametal, Inc.
9.	Alkermes, Inc.
10.	Vectren Corp.

8    MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 17.69% for Investor Class shares, 17.81% for Class A shares and 17.26% for for both Class B and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 17.99%. All share classes underper-formed the 22.90% return of the average Lipper1 small-cap core fund and the 23.71% return of the Russell 2500tm Index2 for the six months ended April 30, 2011. The Russell 2500tm Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The market overcame political unrest in the Middle East, concerns about European debt refinancings and natural disasters in Japan to produce strong returns for the six-month reporting period. The very low interest-rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized firms. Equity markets rose in response to the supportive monetary-policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market.

During the reporting period, the Fund posted strong absolute returns, with positive double digit returns in all sectors with the exception of materials, which returned 9.3%. Even so, the Fund underperformed the Russell 2500tm Index as both security selection and sector allocation detracted from relative returns.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contribution to the Fund’s relative performance came from consumer discretionary, where strong stock selection drove performance. (Contributions take weightings and total returns into account.) Consumer staples made the second-strongest contribution to the Fund’s relative performance, followed by industrials. Strong stock selection drove performance in these sectors as well.

During the reporting period, the sector that made the weakest contribution to the Fund’s relative performance was information technology where the Fund’s holdings did not keep pace with those of the benchmark. In addition, an underweight position relative to the Russell 2500tm Index negatively affected returns as the information technology sector outperformed the benchmark as a whole. Health care made the second-weakest sector contribution to the Fund’s performance relative to the benchmark. While all of Fund’s holdings in the health care sector posted positive returns, they did not match those of the benchmark. Energy made the third-weakest sector contribution to the Fund’s relative performance. The Fund’s positive stock selection within the sector was not enough to offset the drag on performance from the Fund’s underweight position relative to the Russell 2500tm Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance, and which stocks detracted the most?

On an absolute basis, machinery company Wabtec Industrial, U.S.-based global direct seller of food-storage equipment Tupperware Brands and energy equipment & services company Cal Dive International made the strongest contributions to performance.

Wabtec Industrial is a global provider of value-added technology-based products and services for the rail industry worldwide. The company benefited from a strong first quarter and a pickup in the economy. Tupperware Brands benefited from exposure to the growing consumption needs of the emerging markets. Oil and gas exploration company Cal Dive International benefited from the uptick in spending within in the energy sector, but more particularly from renewed permitting for drilling in the Gulf of Mexico.

The Fund’s three weakest contributions to absolute performance came from reinsurance provider Platinum Underwriters Holdings Ltd., financial services company Duff & Phelps and savings bank operator Brookline Bancorp.

Platinum Underwriters Holdings underperformed during the reporting period as the market seemed to price in the possibility that it will suffer losses because of natural disasters in Japan, New Zealand and Australia. Given these challenges and the unknown total cost from these disasters, we chose to exit the Fund’s position.

We purchased shares of Duff & Phelps during the reporting period. With an investment banking/consulting practice as well as a restructuring group, the company is, in our opinion, well positioned for an uptick in merger and acquisition activity and a general uptick in the economy. While the company underperfor-med during the portion of the reporting period it was held in the Fund, we have maintained the Fund’s investment and believe it has good long-term prospects.

Brookline Bancorp operates Brookline Savings Bank in Massachusetts, and is, in our opinion, a well-capitalized bank that provides capital and liquidity for growth. The company has

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 2500tm Index.

mainstayinvestments.com    9

maintained very high asset quality with a correspondingly low level of nonperforming loans. While the company’s stock price performance was disappointing during the reporting period, the company is run by an experienced chief executive officer who has successfully built shareholder value at his previous firms. The Fund continues to hold the position.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated several new positions, including specialty apparel retailer Express, automotive parts manufacturer Dana Holding and global provider of automated teller machines and security systems Diebold.

We believe that with a redesigned concept that includes both men’s and women’s fashion and a strong CEO who was responsible for the company’s early success back at the helm, Express is well-positioned for the future. Management has closed unprofitable stores, initiated a Web presence and increased market share within the targeted 20- to 30-year-old demographic.

Dana Holding is positioned to benefit from the rebound in U.S. new vehicle sales. It offers exposure to a recovery in U.S. vehicle sales, global light-vehicle growth, a substantial increase in North American commercial-vehicle production and ongoing growth in global agricultural and construction equipment.

Diebold is positioned to capture capital spending from its consumer base, which consists primarily of regional and small banks, as they upgrade their systems. We believe the banking industry is at the beginning of an upgrade cycle driven by competition and regulatory and security concerns.

During the reporting period, we chose to exit homebuilding company KB Home after it reached our price target. We sold the Fund’s position in telecommunication services company Syniverse when it agreed to be bought out by private equity fund Carlyle Group at a significant premium. We sold the Fund’s position in reinsurance provider Platinum Underwriters Holdings during the reporting period for the reasons we previously cited.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not change significantly during the reporting period. The Fund increased its exposure to the industrials and consumer discretionary sectors in both absolute terms and relative to the Russell 2500tm Index. The acquisition of Syniverse led to its elimination from the Fund, which reduced the size of Fund’s overweight position relative to the Russell 2500tm Index in the telecommunication services sector. The Fund’s overall exposure to utilities was also reduced during the reporting period.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sectors relative to the Russell 2500tm Index were in industrials and consumer discretionary. As of the same date, the Fund’s most substantially underweight sector positions relative to the Russell 2500tm Index were in energy, information technology and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay U.S. Small Cap Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 93.0%†

Aerospace & Defense 3.9%
Curtiss-Wright Corp.	193,000	$6,417,250
Esterline Technologies Corp. (a)	84,500	6,067,100
Hexcel Corp. (a)	255,250	5,495,532

		17,979,882

Auto Components 3.1%
Dana Holding Corp. (a)	370,700	6,735,619
Tenneco, Inc. (a)	165,850	7,663,928

		14,399,547

Biotechnology 1.8%
X Alkermes, Inc. (a)	567,285	8,180,250

Building Products 3.1%
Armstrong World Industries, Inc.	129,400	5,790,650
Masco Corp.	215,900	2,897,378
Simpson Manufacturing Co., Inc.	199,300	5,564,456

		14,252,484

Capital Markets 2.1%
Duff & Phelps Corp.	287,800	4,429,242
Waddell & Reed Financial, Inc. Class A	132,500	5,433,825

		9,863,067

Chemicals 4.7%
Chemtura Corp. (a)	382,950	7,344,981
Methanex Corp.	231,000	7,456,680
Nalco Holding Co.	242,150	7,073,201

		21,874,862

Commercial Banks 4.6%
Bank of Hawaii Corp.	144,100	7,030,639
First Republic Bank/San Francisco CA (a)	55,600	1,743,060
Investors Bancorp, Inc. (a)	459,052	6,904,142
Texas Capital Bancshares, Inc. (a)	226,050	5,832,090

		21,509,931

Communications Equipment 1.3%
Harmonic, Inc. (a)	707,185	5,855,492

Computers & Peripherals 1.5%
Diebold, Inc.	202,750	6,852,950

Diversified Consumer Services 1.6%
Service Corp. International	626,750	7,376,848

Diversified Financial Services 1.3%
CBOE Holdings, Inc.	228,250	6,121,665

Electric Utilities 1.7%
Westar Energy, Inc.	295,950	8,052,800

Electrical Equipment 2.1%
X Woodward Governor Co.	262,950	9,742,297

Electronic Equipment & Instruments 2.5%
DTS, Inc. (a)	144,566	6,369,578
MTS Systems Corp.	119,500	5,290,265

		11,659,843

Energy Equipment & Services 1.5%
Cal Dive International, Inc. (a)	869,500	6,834,270

Food Products 2.2%
X Corn Products International, Inc.	183,700	10,121,870

Health Care Equipment & Supplies 5.6%
Alere, Inc. (a)	147,850	5,491,149
Haemonetics Corp. (a)	95,650	6,714,630
SonoSite, Inc. (a)	202,800	7,037,160
Teleflex, Inc.	108,500	6,836,585

		26,079,524

Health Care Providers & Services 1.7%
Bio-Reference Laboratories, Inc. (a)	308,150	7,768,462

Hotels, Restaurants & Leisure 1.7%
Multimedia Games, Inc. (a)	497,723	2,921,634
Shuffle Master, Inc. (a)	464,000	5,071,520

		7,993,154

Household Durables 2.1%
Ryland Group, Inc. (The)	199,300	3,449,883
Tupperware Brands Corp.	98,596	6,277,607

		9,727,490

Insurance 2.3%
Arthur J. Gallagher & Co.	199,000	5,926,220
Validus Holdings, Ltd.	146,737	4,774,822

		10,701,042

IT Services 2.3%
Forrester Research, Inc.	81,762	3,230,417
NeuStar, Inc. Class A (a)	283,050	7,611,214

		10,841,631

Machinery 8.2%
Actuant Corp. Class A	80,450	2,233,292
Harsco Corp.	169,350	6,028,860
Kaydon Corp.	118,100	4,570,470

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Machinery (continued)

X Kennametal, Inc.	200,639	$8,470,978
X Mueller Industries, Inc.	218,750	8,557,500
X Wabtec Corp.	118,931	8,489,295

		38,350,395

Metals & Mining 1.4%
RTI International Metals, Inc. (a)	200,750	6,411,955

Multi-Utilities 4.1%
CMS Energy Corp.	234,900	4,651,020
NSTAR	133,124	6,163,641
X Vectren Corp.	282,050	8,060,989

		18,875,650

Pharmaceuticals 2.3%
X Endo Pharmaceuticals Holdings, Inc. (a)	276,400	10,823,824

Professional Services 1.9%
IHS, Inc. Class A (a)	53,950	4,760,548
Resources Connection, Inc.	288,050	4,260,260

		9,020,808

Road & Rail 1.9%
Con-Way, Inc.	158,300	6,161,036
Genesee & Wyoming, Inc. Class A (a)	42,440	2,630,431

		8,791,467

Semiconductors & Semiconductor Equipment 1.5%
MEMC Electronic Materials, Inc. (a)	185,050	2,189,142
Varian Semiconductor Equipment Associates, Inc. (a)	117,900	4,943,547

		7,132,689

Software 1.4%
Solera Holdings, Inc.	65,750	3,616,250
THQ, Inc. (a)	693,977	2,803,667

		6,419,917

Specialty Retail 4.5%
Express, Inc.	345,850	7,466,901
JoS. A. Bank Clothiers, Inc. (a)	109,175	5,722,954
Monro Muffler Brake, Inc.	168,370	5,115,081
Stage Stores, Inc.	127,567	2,456,940

		20,761,876

Textiles, Apparel & Luxury Goods 4.2%
Iconix Brand Group, Inc. (a)	275,500	6,746,995
Perry Ellis International, Inc. (a)	209,300	5,898,074
Warnaco Group, Inc. (The) (a)	109,750	7,063,510

		19,708,579

Thrifts & Mortgage Finance 5.1%
BankUnited, Inc.	150,950	4,240,185
Brookline Bancorp, Inc.	659,300	6,078,746
First Niagara Financial Group, Inc.	476,250	6,858,000
Washington Federal, Inc.	393,000	6,323,370

		23,500,301

Wireless Telecommunication Services 1.8%
X NTELOS Holdings Corp.	436,650	8,615,105

Total Common Stocks (Cost $337,958,632)		432,201,927

Exchange Traded Funds 4.5% (b)

X iShares Russell 2000 Index Fund	183,250	15,827,302
iShares Russell 2000 Value Index Fund	65,050	4,979,578

Total Exchange Traded Funds (Cost $17,043,193)		20,806,880

	Principal
	Amount
Short-Term Investment 2.7%

Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $12,459,797 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $12,710,000 and a Market Value of $12,709,931)	$12,459,787	12,459,787

Total Short-Term Investment (Cost $12,459,787)		12,459,787

Total Investments (Cost $367,461,612) (c)	100.2%	465,468,594
Other Assets, Less Liabilities	(0.2)	(862,099)
Net Assets	100.0%	$464,606,495

(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	At April 30, 2011, cost is $368,426,836 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$103,646,136
Gross unrealized depreciation	(6,604,378)

Net unrealized appreciation	$97,041,758

12 MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$432,201,927	$—	$—	$432,201,927
Exchange Traded Funds	20,806,880	—	—	20,806,880
Short-Term Investment
Repurchase Agreement	—	12,459,787	—	12,459,787

Total Investments in Securities	$453,008,807	$12,459,787	$—	$465,468,594

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $367,461,612)	$465,468,594
Receivables:
Investment securities sold	2,827,649
Dividends and interest	189,179
Fund shares sold	129,020
Other assets	51,233

Total assets	468,665,675

Liabilities
Payables:
Investment securities purchased	2,541,083
Fund shares redeemed	760,775
Manager (See Note 3)	318,243
Transfer agent (See Note 3)	214,456
NYLIFE Distributors (See Note 3)	93,717
Shareholder communication	62,131
Professional fees	61,535
Custodian	1,582
Trustees	1,294
Accrued expenses	4,364

Total liabilities	4,059,180

Net assets	$464,606,495

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$257,423
Additional paid-in capital	619,472,133

619,729,556
Undistributed net investment income	169,413
Accumulated net realized gain (loss) on investments	(253,299,456)
Net unrealized appreciation (depreciation) on investments	98,006,982

Net assets	$464,606,495

Investor Class
Net assets applicable to outstanding shares	$74,933,429

Shares of beneficial interest outstanding	4,155,420

Net asset value per share outstanding	$18.03
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.08

Class A
Net assets applicable to outstanding shares	$112,094,725

Shares of beneficial interest outstanding	6,212,183

Net asset value per share outstanding	$18.04
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.09

Class B
Net assets applicable to outstanding shares	$46,925,412

Shares of beneficial interest outstanding	2,737,653

Net asset value and offering price per share outstanding	$17.14

Class C
Net assets applicable to outstanding shares	$21,951,339

Shares of beneficial interest outstanding	1,280,931

Net asset value and offering price per share outstanding	$17.14

Class I
Net assets applicable to outstanding shares	$208,701,590

Shares of beneficial interest outstanding	11,356,111

Net asset value and offering price per share outstanding	$18.38

14 MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,634,235
Interest	996

Total income	4,635,231

Expenses
Manager (See Note 3)	1,768,119
Transfer agent (See Note 3)	598,397
Distribution/Service—Investor Class (See Note 3)	88,454
Distribution/Service—Class A (See Note 3)	132,076
Distribution/Service—Class B (See Note 3)	227,891
Distribution/Service—Class C (See Note 3)	105,479
Shareholder communication	65,037
Professional fees	58,702
Registration	42,140
Custodian	7,466
Trustees	6,130
Miscellaneous	22,086

Total expenses before waiver/reimbursement	3,121,977
Expense waiver/reimbursement from Manager (See Note 3)	(29,276)

Net expenses	3,092,701

Net investment income (loss)	1,542,530

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,234,682
Net change in unrealized appreciation (depreciation) on investments	50,903,895

Net realized and unrealized gain (loss) on investments	66,138,577

Net increase (decrease) in net assets resulting from operations	$67,681,107

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,561.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,542,530	$(245,031)
Net realized gain (loss) on investments	15,234,682	32,704,447
Net change in unrealized appreciation (depreciation) on investments	50,903,895	39,020,459

Net increase (decrease) in net assets resulting from operations	67,681,107	71,479,875

Dividends to shareholders:
From net investment income:
Investor Class	(140,610)	—
Class A	(321,902)	—
Class B	(9,989)	—
Class C	(4,655)	—
Class I	(895,961)	—

Total dividends to shareholders	(1,373,117)	—

Capital share transactions:
Net proceeds from sale of shares	70,047,292	86,608,870
Net asset value of shares issued in connection with the acquisition of MainStay Small Cap Growth Fund (See Note 9)	—	88,818,376
Net asset value of shares issued to shareholders in reinvestment of dividends	1,317,789	—
Cost of shares redeemed	(53,905,461)	(154,632,021)

Increase (decrease) in net assets derived from capital share transactions	17,459,620	20,795,225

Net increase (decrease) in net assets	83,767,610	92,275,100

Net Assets
Beginning of period	380,838,885	288,563,785

End of period	$464,606,495	$380,838,885

Undistributed net investment income at end of period	$169,413	$—

16 MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$15.35		$12.52	$10.14	$13.86

Net investment income (loss) (a)	0.06		(0.03)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	2.65		2.86	2.63	(3.82)

Total from investment operations	2.71		2.83	2.60	(3.72)

Less dividends:
From net investment income	(0.03)		—	(0.22)	—

Net asset value at end of period	$18.03		$15.35	$12.52	$10.14

Total investment return (b)	17.69	%(c)	22.60%	26.91%	(26.91	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	(0.20%)	(0.28%)	1.10	% ††
Net expenses	1.63	%††	1.63%	1.66%	1.80	% ††
Expenses (before waiver/reimbursement)	1.68	%††	1.81%	2.02%	1.83	% ††
Portfolio turnover rate	23%		49%	218%	158%
Net assets at end of period (in 000’s)	$74,933		$67,217	$25,832	$11,480

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.36		$12.51	$10.14	$18.65	$19.87	$19.60

Net investment income (loss) (a)	0.07		(0.00)‡	0.00 ‡	0.17	0.07	(0.07)
Net realized and unrealized gain (loss) on investments	2.66		2.85	2.61	(6.55)	(1.29)	2.14

Total from investment operations	2.73		2.85	2.61	(6.38)	(1.22)	2.07

Less dividends and distributions:
From net investment income	(0.05)		—	(0.24)	(0.12)	—	—
From net realized gain on investments	—		—	—	(2.01)	—	(1.80)

Total dividends and distributions	(0.05)		—	(0.24)	(2.13)	—	(1.80)

Net asset value at end of period	$18.04		$15.36	$12.51	$10.14	$18.65	$19.87

Total investment return (b)	17.81	%(c)	22.78%	27.05%	(38.10%)	(6.09%)	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87	%††	(0.02%)	0.01%	1.24%	0.33%	(0.39%)
Net expenses	1.39	%††	1.48%	1.54%	1.65%	1.66%	1.64%
Expenses (before waiver/reimbursement)	1.39	%††	1.48%	1.92%	1.84%	1.66%	1.64%
Portfolio turnover rate	23%		49%	218%	158%	134%	124%
Net assets at end of period (in 000’s)	$112,095		$97,707	$66,905	$64,527	$301,031	$502,182

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$14.62		$12.02	$9.70	$17.94	$19.25	$19.18

Net investment income (loss) (a)	(0.01)		(0.12)	(0.09)	0.06	(0.08)	(0.21)
Net realized and unrealized gain (loss) on investments	2.53		2.72	2.54	(6.29)	(1.23)	2.08

Total from investment operations	2.52		2.60	2.45	(6.23)	(1.31)	1.87

Less dividends and distributions:
From net investment income	(0.00	)‡	—	(0.13)	—	—	—
From net realized gain on investments	—		—	—	(2.01)	—	(1.80)

Total dividends and distributions	(0.00	)‡	—	(0.13)	(2.01)	—	(1.80)

Net asset value at end of period	$17.14		$14.62	$12.02	$9.70	$17.94	$19.25

Total investment return (b)	17.26	% (c)	21.63%	25.99%	(38.56%)	(6.81%)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10	%)††	(0.93%)	(0.95%)	0.47%	(0.41%)	(1.12%)
Net expenses	2.38	% ††	2.38%	2.38%	2.44%	2.41%	2.39%
Expenses (before waiver/reimbursement)	2.43	% ††	2.56%	2.78%	2.66%	2.41%	2.39%
Portfolio turnover rate	23%		49%	218%	158%	134%	124%
Net assets at end of period (in 000’s)	$46,925		$43,744	$23,354	$13,305	$32,502	$46,112

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$14.62		$12.01	$9.70	$17.94	$19.26	$19.19

Net investment income (loss) (a)	(0.01)		(0.12)	(0.08)	0.06	(0.09)	(0.21)
Net realized and unrealized gain (loss) on investments	2.53		2.73	2.53	(6.29)	(1.23)	2.08

Total from investment operations	2.52		2.61	2.45	(6.23)	(1.32)	1.87

Less dividends and distributions:
From net investment income	(0.00	)‡	—	(0.14)	—	—	—
From net realized gain on investments	—		—	—	(2.01)	—	(1.80)

Total dividends and distributions	(0.00	)‡	—	(0.14)	(2.01)	—	(1.80)

Net asset value at end of period	$17.14		$14.62	$12.01	$9.70	$17.94	$19.26

Total investment return (b)	17.26	%(c)	21.73%	26.00%	(38.60%)	(6.80%)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09	%)††	(0.91%)	(0.83%)	0.45%	(0.44%)	(1.14%)
Net expenses	2.38	% ††	2.38%	2.39%	2.45%	2.41%	2.39%
Expenses (before waiver/reimbursement)	2.43	% ††	2.56%	2.81%	2.67%	2.41%	2.39%
Portfolio turnover rate	23%		49%	218%	158%	134%	124%
Net assets at end of period (in 000’s)	$21,951		$19,944	$17,048	$15,123	$54,264	$120,414

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18 MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.67		$12.72	$10.34	$19.03	$20.18	$19.79

Net investment income (loss) (a)	0.09		0.04	0.04	0.24	0.17	0.02
Net realized and unrealized gain (loss) on investments	2.72		2.91	2.65	(6.69)	(1.32)	2.17

Total from investment operations	2.81		2.95	2.69	(6.45)	(1.15)	2.19

Less dividends and distributions:
From net investment income	(0.10)		—	(0.31)	(0.23)	(0.00)‡	—
From net realized gain on investments	—		—	—	(2.01)	—	(1.80)

Total dividends and distributions	(0.10)		—	(0.31)	(2.24)	(0.00)‡	(1.80)

Net asset value at end of period	$18.38		$15.67	$12.72	$10.34	$19.03	$20.18

Total investment return (b)	17.99	%(c)	23.19%	27.57%	(37.81%)	(5.69%)	11.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01	%††	0.30%	0.39%	1.69%	0.81%	0.09%
Net expenses	1.14	%††	1.17%	1.18%	1.20%	1.19%	1.17%
Expenses (before reimbursement/waiver)	1.14	%††	1.23%	1.68%	1.48%	1.35%	1.17%
Portfolio turnover rate	23%		49%	218%	158%	134%	124%
Net assets at end of period (in 000’s)	$208,702		$152,227	$155,425	$116,390	$631,108	$862,439

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

Eclipse Funds (the “Trust”) was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of two funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 12, 1987. Class A shares and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each

20    MainStay U.S. Small Cap Fund

security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2011, the Fund did not hold any futures contracts.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.53% of its average daily net assets. The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This expense limitation expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

22    MainStay U.S. Small Cap Fund

Additionally, the Manager also agreed further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentage of average daily net assets: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the period August 1, 2009 through February 27, 2011, the Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentage of average daily net assets: Investor Class, 1.63%; Class A, 1.53%; Class B, 2.38%; Class C, 2.38%; and Class I, 1.17%.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,768,119 and waived/reimbursed its fees in the amount of $29,276.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,652 and $9,094, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $87, $32,347 and $451, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$169,139

Class A	102,968

Class B	108,945

Class C	50,413

Class I	166,932

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$2,321	0.0	%‡

Class B	1,518	0.0	‡

Class C	2,729	0.0	‡

Class I	57,265,642	27.4

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $6,540. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $267,568,914 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $85,373,247 of capital losses in its reorganization with MainStay Small Cap Growth Fund (see Note 9). Use of these losses may be limited due to the provisions of Internal Revenue Code Section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$35,469
2016	184,447
2017	47,653

Total	$267,569

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $118,272 and $93,950, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	184,048	$3,104,364
Shares issued to shareholders in reinvestment of dividends	8,483	139,869
Shares redeemed	(350,200)	(5,907,915)

Net increase (decrease) in shares outstanding before conversion	(157,669)	(2,663,682)
Shares converted into Investor Class (See Note 1)	129,160	2,180,857
Shares converted from Investor Class (See Note 1)	(195,586)	(3,305,020)

Net increase (decrease)	(224,095)	$(3,787,845)

Year ended October 31, 2010:
Shares sold	325,788	$4,592,151
Shares issued in connection with the acquisition of MainStay Small Cap Growth Fund (See Note 9)	2,525,783	32,916,559
Shares redeemed	(657,082)	(9,210,751)

Net increase (decrease) in shares outstanding before conversion	2,194,489	28,297,959
Shares converted into Investor Class (See Note 1)	366,776	5,085,295
Shares converted from Investor Class (See Note 1)	(245,008)	(3,442,846)

Net increase (decrease)	2,316,257	$29,940,408

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	516,811	$8,724,551
Shares issued to shareholders in reinvestment of dividends	17,403	286,728
Shares redeemed	(904,357)	(15,248,700)

Net increase (decrease) in shares outstanding before conversion	(370,143)	(6,237,421)
Shares converted into Class A (See Note 1)	227,044	3,830,648
Shares converted from Class A (See Note 1)	(7,208)	(124,193)

Net increase (decrease)	(150,307)	$(2,530,966)

Year ended October 31, 2010:
Shares sold	989,521	$13,891,292
Shares issued in connection with the acquisition of MainStay Small Cap Growth Fund (See Note 9)	2,011,365	26,187,437
Shares redeemed	(2,212,628)	(30,648,207)

Net increase (decrease) in shares outstanding before conversion	788,258	9,430,522
Shares converted into Class A (See Note 1)	420,666	5,838,512
Shares converted from Class A (See Note 1)	(38,176)	(561,498)
Shares converted from Class A (a)	(157,445)	(2,153,851)

Net increase (decrease)	1,013,303	$12,553,685

24    MainStay U.S. Small Cap Fund

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	160,536	$2,566,909
Shares issued to shareholders in reinvestment of dividends	599	9,601
Shares redeemed	(254,747)	(4,066,546)

Net increase (decrease) in shares outstanding before conversion	(93,612)	(1,490,036)
Shares converted from Class B (See Note 1)	(161,174)	(2,582,292)

Net increase (decrease)	(254,786)	$(4,072,328)

Year ended October 31, 2010:
Shares sold	295,585	$3,977,211
Shares issued in connection with the acquisition of MainStay Small Cap Growth Fund (See Note 9)	1,845,463	23,069,427
Shares redeemed	(565,245)	(7,522,226)

Net increase (decrease) in shares outstanding before conversion	1,575,803	19,524,412
Shares converted from Class B (See Note 1)	(526,988)	(6,919,463)

Net increase (decrease)	1,048,815	$12,604,949

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	54,798	$869,546
Shares issued to shareholders in reinvestment of dividends	223	3,579
Shares redeemed	(138,731)	(2,233,840)

Net increase (decrease)	(83,710)	$(1,360,715)

Year ended October 31, 2010:
Shares sold	154,519	$2,045,011
Shares issued in connection with the acquisition of MainStay Small Cap Value Fund (See Note 9)	181,461	2,267,000
Shares redeemed	(391,014)	(5,205,198)

Net increase (decrease)	(55,034)	$(893,187)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,153,839	$54,781,922
Shares issued to shareholders in reinvestment of dividends	52,408	878,012
Shares redeemed	(1,567,549)	(26,448,460)

Net increase (decrease)	1,638,698	$29,211,474

Year ended October 31, 2010:
Shares sold	4,231,109	$62,103,205
Shares issued in connection with the acquisition of MainStay Small Cap Value Fund (See Note 9)	330,642	4,377,953
Shares redeemed	(7,220,991)	(102,045,639)

Net increase (decrease) in shares outstanding before conversion	(2,659,240)	(35,564,481)
Shares converted into Class I (a)	154,730	2,153,851

Net increase (decrease)	(2,504,510)	$(33,410,630)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Fund Acquisitions

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Small Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Small Cap Growth Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were $293,161,292 and the combined net assets after the acquisition were $381,979,668.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value

MainStay Small Cap Growth Fund

Investor Class	2,862,295	$32,916,559

Class A	2,275,595	26,187,437

Class B	2,190,085	23,069,427

Class C	215,221	2,267,000

Class I	374,503	4,377,953

In exchange for the MainStay Small Cap Growth Fund shares and net assets, the Fund issued 2,525,783 Investor Class Shares; 2,011,365 Class A shares; 1,845,463 Class B shares; 181,461 Class C shares; and 330,642 Class I shares.

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

MainStay Small Cap Growth Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

	Total Net	Capital	Unrealized	Accumulated Net	Undistributed Net
	Assets	Stock	Appreciation	Realized Loss	Investment Loss

MainStay Small Cap	$88,818,376	$172,773,002	$1,479,126	$(85,422,964)	$(10,788)
Growth Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26    MainStay U.S. Small Cap Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from

28    MainStay U.S. Small Cap Fund

Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses. The Board noted that New York Life Investments had proposed to modify the expense limitation agreement on each of the Fund’s share classes, except Class A, to decrease the amount of New York Life Investments’ subsidization of such class expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to modify the expense limitation on each of the Fund’s share classes, except Class A, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30    MainStay U.S. Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    31

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23167 MS136-11	MSUSC10-06/11
B1

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.
(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS
By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:  July 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:  July 7, 2011

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:  July 7, 2011

EXHIBIT INDEX
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.
(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.